Intangible Assets	6 Months Ended
Jun. 30, 2022
Intangible Assets [Abstract]
INTANGIBLE ASSETS

NOTE 6 - INTANGIBLE ASSETS:

Testing of goodwill impairment

For the six months ended June 30, 2022

As of June 30, 2022, the Company performed a goodwill impairment test for its NNNW cash-generating unit (“CGU”). The quantitative assessment for goodwill impairment included a decrease in forecasted operating results. For the purpose of the goodwill impairment test, the recoverable amount was assessed by management based on value-in-use calculations. The value-in-use calculations use pre-tax cash flow projections covering a 5-year forecasted period alongside with a terminal value beyond such forecast period. Cash flows beyond the 5-year period to be generated from continuing use are extrapolated using estimated growth rate. The growth rate represents the long-term average growth prospects of this business. As a result of the goodwill impairment test, the Company recorded an impairment loss of $569 thousand related to the NNNW CGU. The key assumptions used as part of the goodwill impairment test are terminal growth rate of 4%, after-tax discount rate of 22.5% and pre-tax discount rate of 26.9%. A hypothetical decrease in the growth rate of 1% or an increase of 1% to the discount rate would reduce the value-in-use by approximately $13 thousand and $17 thousand, respectively, and could trigger a potential impairment. As of June 30, 2022, the entire amount of goodwill related to the NNNW CGU was impaired.

With respect to the NetNut and the CyberKick CGUs, during the six months ended June 30, 2022, the Company assessed triggering events for potential impairment for each of those CGUs and determined that no adjustment to the carrying value of goodwill was necessary.

For the six months ended June 30, 2021

During the six months ended June 30, 2021, the Company assessed triggering events for potential impairment for each of its CGUs and determined that no adjustment to the carrying value of goodwill was necessary.